MORGAN STANLEY DEAN WITTER INFORMATION FUND               Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 1999           New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended September 30, 1999, financial markets around the world continued to experience volatility. After a peak in the domestic markets in the middle of July, stock prices pulled back toward the end of the period amid concerns that the U.S. economy might be growing too fast. This concern was manifested in two Federal Reserve Board moves, in June and August, that raised the federal-funds rate a total of 50 basis points while inflation remained low and the economy continued to grow. The world continued to evolve toward an information-based economy, and as a result, the sectors targeted by Morgan Stanley Dean Witter Information Fund continued to prosper.

PERFORMANCE AND PORTFOLIO STRATEGY

During the six-month period ended September 30, 1999, the Fund's Class B shares produced a total return of 30.55 percent, compared with 0.37 percent for the S&P 500 Composite Stock Price Index (S&P 500) and 22.12 for the Lipper Science & Technology Funds Index. For the same period, the Fund's Class A, C and D shares posted total returns of 30.92 percent, 30.50 percent and 31.08 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. (The total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.)

The Fund's outperformance relative to the market and its peers was primarily due to stock selection and an overweighting in semiconductors and communications equipment, combined with an underweighting in Internet-related issues, which experienced some difficulty during the period. Investments that contributed positively to the Fund's performance included Nokia, Conexant, Qualcomm, Uniphase and Vitesse.

The Fund continues to invest in companies that we believe are best positioned to capitalize on the growth of various sectors within the communications and information industries. The Fund's managers seek

MORGAN STANLEY DEAN WITTER INFORMATION FUND companies with an established market presence, proven management, leading-edge technology, demonstrable customer demand, and strategic relationships or alliances. As of September 30, 1999, the Fund's net assets were approximately $1.1 billion.

At the end of September, the Fund held approximately 72 percent of its investments in information technology, 22 percent in information services, 5 percent in information distribution and content and the remaining 1 percent in cash. We continue to favor sectors that will benefit from the expansion of the Internet, including technology components and related broadband equipment. The Fund's top holdings as of September 30 included Cisco Systems, Microsoft, JDS Uniphase, Intel, and Sun Microsystems.

LOOKING AHEAD

We believe that the fundamentals underpinning the information and technology sectors remain robust and that these sectors will outperform over the long term as technology continues to gain importance as a component of worldwide spending. Our one concern for the technology sector in the short term is that as January 1, 2000 approaches and Y2K-related spending is likely reduced, certain technology firms may see correspondingly reduced demand as a result of companies potentially minimizing their technology purchases.

We continue to believe that the role the Internet plays in our information economy will become even more important. Because of this trend, we plan to monitor this sector closely for promising investment opportunities in the future.

We appreciate your ongoing support of Morgan Stanley Dean Witter Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FUND PERFORMANCE September 30, 1999

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                   CLASS A*
----------------------------------------------
PERIOD ENDED 9/30/99
-------------------------
Since Inception (7/28/97)  51.81(1)   48.09(2)
1 Year                     112.88(1)  101.70(2)

                  CLASS C++
----------------------------------------------
PERIOD ENDED 9/30/99
-------------------------
Since Inception (7/28/97)  50.76(1)    50.76(2)
1 Year                     111.61(1)  110.61(2)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

                   CLASS B+
-----------------------------------------------
PERIOD ENDED 9/30/99
--------------------------
Since Inception (11/28/95)  30.70(1)   30.45(2)
1 Year                      111.79(1)  106.79(2)

                   CLASS D#
----------------------------------------------
PERIOD ENDED 9/30/99
-------------------------
Since Inception (7/28/97)  52.24(1)
1 Year                     113.70(1)

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
+    The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
++   The maximum contingent deferred sales charge (CDSC) for
     Class C shares is 1% for shares redeemed within one year of purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1999 (unaudited)

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
            COMMON STOCKS (99.0%)
            Advertising (1.2%)
 100,000    DoubleClick Inc.*..........  $   11,912,500
  20,200    FreeShop.com, Inc.*........         232,300
  30,000    Lamar Advertising Co.
             (Class A)*................       1,481,250
                                         --------------
                                             13,626,050
                                         --------------
            Biotechnology (0.0%)
  40,000    Hyseq, Inc.*...............         197,500
                                         --------------

            Broadcasting (2.4%)
 180,000    AMFM, Inc.*................      10,957,500
  80,000    CBS Corp. .................       3,700,000
 142,024    Clear Channel
             Communications, Inc.*.....      11,344,167
  30,000    USA Networks, Inc.*........       1,162,500
                                         --------------
                                             27,164,167
                                         --------------
            Cable Television (2.5%)
 310,000    AT&T Corp. - Liberty Media
             Group (Class A)*..........      11,508,750
  70,000    Cablevision Systems Corp.
             (Class A)*................       5,092,500
  60,000    EchoStar Communications
             Corp. (Class A)*..........       5,448,750
 113,500    PrimaCom AG (ADR)
             (Germany)*................       3,092,875
   8,200    Tivo Inc.*.................         245,487
  42,200    United Pan-Europe
             Communications NV (Class
             A) (ADR) (Netherlands)*...       2,571,562
                                         --------------
                                             27,959,924
                                         --------------
            Catalog/Specialty
             Distribution (1.1%)
 150,000    Amazon.com, Inc.*..........      11,990,625
                                         --------------

            Cellular Telephone (0.6%)
  65,000    Powertel, Inc.*............       3,575,000
  70,000    Western Wireless Corp.
             (Class A)*................       3,136,875
                                         --------------
                                              6,711,875
                                         --------------
            Computer Communications (4.0%)
  90,000    3Com Corp.*................       2,581,875
   9,100    Alteon Websystems Inc.*....         859,950
 100,000    Applied Micro Circuits
             Corp.*....................       5,693,750
 500,000    Cisco Systems, Inc.*.......      34,250,000

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
   7,800    Foundry Networks*..........  $      982,800
   7,400    Juniper Networks, Inc.*....       1,347,262
                                         --------------
                                             45,715,637
                                         --------------
            Computer Software (14.1%)
 235,000    Aspect Development,
             Inc.*.....................       5,933,750
 330,000    BMC Software, Inc.*........      23,595,000
 230,000    Citrix Systems, Inc.*......      14,231,250
 240,000    Computer Associates
             International, Inc. ......      14,700,000
 460,000    Compuware Corp.*...........      11,960,000
 235,000    Entrust Technologies
             Inc.*.....................       5,258,125
 389,000    Gensym Corp.*..............       1,410,125
  40,400    Inet Technologies, Inc.*...       1,610,950
  90,000    JDA Software Group,
             Inc.*.....................       1,046,250
 296,300    Legato Systems, Inc.*......      12,907,569
 335,000    Mastech Corp.*.............       4,522,500
 130,000    Mercury Interactive
             Corp.*....................       8,385,000
 350,000    Microsoft Corp.*...........      31,696,875
 118,300    NetIQ Corp.*...............       3,504,637
 140,000    Novell, Inc.*..............       2,887,500
 180,000    Oracle Corp.*..............       8,190,000
 180,000    Serena Software, Inc.*.....       3,037,500
 150,000    Sterling Software, Inc.*...       3,000,000
                                         --------------
                                            157,877,031
                                         --------------
            Diversified Commercial Services (0.1%)
  60,000    Saleslogix Corp*...........       1,192,500
                                         --------------

            Diversified Electronic Products (3.1%)
 260,854    JDS Uniphase Corp.*........      29,672,142
 205,000    RSA Security Inc.*.........       5,432,500
                                         --------------
                                             35,104,642
                                         --------------
            Diversified Manufacturing (1.1%)
 120,000    Tyco International Ltd.
             (Bermuda).................      12,390,000
                                         --------------

            E.D.P. Peripherals (5.3%)
 320,000    EMC Corp.*.................      22,860,000
 290,000    Network Appliance, Inc.*...      20,771,250
  92,500    Qlogic Corp.*..............       6,457,656
 181,000    Seagate Technology,
             Inc.*.....................       5,577,062
 210,000    Storage Technology
             Corp.*....................       4,042,500
                                         --------------
                                             59,708,468
                                         --------------
            E.D.P. Services (2.7%)
 180,000    BEA Systems, Inc.*.........       6,345,000
  40,000    Cambridge Technology
             Partners, Inc.*...........         577,500
 100,000    CIBER, Inc.*...............       1,531,250
 120,000    Concord Communications,
             Inc.*.....................       4,755,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1999 (unaudited) continued

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
 302,400    First Data Corp. ..........  $   13,267,800
  71,000    Keane, Inc.*...............       1,619,687
  97,900    Netsolve Inc.*.............       1,737,725
                                         --------------
                                             29,833,962
                                         --------------
            Electronic Components
             (3.0%)
 149,100    Anaren Microwave, Inc.*....       4,212,075
  55,000    AVX Corp. .................       1,931,875
 140,000    Sanmina Corp.*.............      10,832,500
 255,000    Solectron Corp.*...........      18,312,187
                                         --------------
                                             35,288,637
                                         --------------
            Electronic Data Processing (7.1%)
 390,000    Dell Computer Corp.*.......      16,306,875
 125,000    Gateway, Inc.*.............       5,554,688
 130,000    Hewlett-Packard Co. .......      11,960,000
 170,000    International Business
             Machines Corp. ...........      20,633,750
 270,000    Sun Microsystems, Inc.*....      25,110,000
                                         --------------
                                             79,565,313
                                         --------------
            Electronic Distributors
             (0.1%)
  80,000    Ingram Micro Inc. (Class
             A)*.......................       1,030,000
                                         --------------

            Electronic Production Equipment (5.7%)
 100,000    Advanced Energy Industries,
             Inc.*.....................       3,081,250
 190,000    Applied Materials, Inc.*...      14,748,750
 249,500    ATMI, Inc.*................       9,262,688
 190,000    Cymer, Inc.*...............       6,578,750
  95,000    Etec Systems, Inc.*........       3,556,563
 145,000    Novellus Systems, Inc.*....       9,778,438
 470,000    Teradyne, Inc.*............      16,567,500
                                         --------------
                                             63,573,939
                                         --------------
            Internet Services (11.0%)
 130,000    America Online, Inc.*......      13,520,000
  65,200    Art Technology Group
             Inc.*.....................       2,477,600
  62,932    At Home Corp. (Series
             A)*.......................       2,607,745
  39,100    Bluestone Software*........         904,188
 220,000    CNet Inc.*.................      12,306,250
  90,300    Digex, Inc.*...............       2,138,981
  80,000    eBay Inc.*.................      11,280,000
 160,000    Exodus Communications,
             Inc.*.....................      11,530,000
  55,000    GoTo.com, Inc.*............       2,866,875
  50,300    ITXC Corp.*................       1,600,169
  19,100    Kana Communications,
             Inc.*.....................         952,613
 120,000    Lycos, Inc.*...............       6,015,000
  60,000    Network Solutions, Inc.
             (Class A)*................       5,505,000
  22,750    Netzero Inc.*..............         590,078

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
  32,200    Quest Software, Inc.*......  $    1,497,300
  75,000    Tumblweed Communications*..       1,978,125
 260,000    USWeb Corp.*...............       8,921,250
 200,000    VerticalNet, Inc.*.........       7,400,000
  80,000    XOOM.com, Inc.*............       3,970,000
 140,000    Yahoo! Inc.*...............      25,103,750
                                         --------------
                                            123,164,924
                                         --------------
            Major U.S. Telecommunications (1.0%)
  90,000    Bell Atlantic Corp. .......       6,058,125
  70,000    MCI WorldCom, Inc.*........       5,026,875
                                         --------------
                                             11,085,000
                                         --------------
            Media Conglomerates (0.8%)
 100,000    Time Warner Inc. ..........       6,075,000
  80,000    Viacom, Inc. (Class B)*....       3,380,000
                                         --------------
                                              9,455,000
                                         --------------
            Office Equipment/Supplies (0.3%)
  70,000    Polycom, Inc.*.............       3,333,750
                                         --------------

            Office/Plant Automation (0.4%)
 425,000    Manugistics Group, Inc.*...       4,435,938
                                         --------------

            Oilfield Services/Equipment (0.4%)
 227,400    Veritas DGC Inc.*..........       4,377,450
                                         --------------

            Other Telecommunications (1.4%)
 110,000    COLT Telecom Group PLC
             (ADR) (United Kingdom)*...      10,491,250
 220,000    Intermedia Communications,
             Inc.*.....................       4,771,250
                                         --------------
                                             15,262,500
                                         --------------
            Recreational Products/Toys (1.4%)
 210,000    Electronic Arts Inc.*......      15,185,625
                                         --------------

            Semiconductors (15.9%)
 270,000    Conexant Systems, Inc.*....      19,608,750
 260,000    Cypress Semiconductor
             Corp.*....................       5,590,000
 100,000    Fairchild Semiconductor
             International (Class
             A)*.......................       2,350,000
 150,000    Galileo Technology Ltd.
             (Israel)*.................       3,750,000
 330,000    Genesis Microchip, Inc.*...       5,816,250
 360,000    Intel Corp. ...............      26,752,500
 285,000    Linear Technology Corp. ...      16,743,750
 248,000    LSI Logic Corp.*...........      12,772,000
 140,000    SDL, Inc.*.................      10,683,750
 160,000    STMicroelectronics NV
             (Netherlands).............      11,840,000
 280,000    Texas Instruments, Inc. ...      23,030,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1999 (unaudited) continued

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
 210,000    Vitesse Semiconductor
             Corp.*....................  $   17,928,750
 330,000    Xilinx, Inc.*..............      21,615,000
                                         --------------
                                            178,480,750
                                         --------------
            Telecommunications Equipment (12.3%)
 130,000    ADC Telecommunications,
             Inc.*.....................       5,443,750
  60,000    Comverse Technology,
             Inc.*.....................       5,655,000
 350,000    Corning Inc. ..............      23,996,875
 310,000    Lucent Technologies
             Inc. .....................      20,111,250
 230,000    Motorola, Inc. ............      20,240,000
 260,000    Nokia Corp. (ADR)
             (Finland).................      23,351,250
 105,000    QUALCOMM Inc.*.............      19,858,125
 100,000    Scientific - Atlanta,
             Inc. .....................       4,956,250
 170,000    Tekelec*...................       2,337,500
 275,000    Visual Networks, Inc.*.....      11,670,313
                                         --------------
                                            137,620,313
                                         --------------

            TOTAL COMMON STOCKS
            (Identified Cost
            $868,222,849)..............   1,111,331,520
                                         --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (a)(1.1%)
            U.S. GOVERNMENT AGENCY
$ 13,000    Federal Home Loan Mortgage Corp.
             5.20% due 10/01/99
             (Amortized Cost
             $13,000,000).................       13,000,000
                                             --------------


                                                VALUE
----------------------------------------------------------

                                  100.1%    $1,124,331,520
TOTAL INVESTMENTS
(Identified Cost $881,222,849)
(b)............................

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS...............    (0.1)        (1,309,237)
                                 ------     --------------

NET ASSETS.....................   100.0%    $1,123,022,283
                                 ======     ==============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $259,755,765 and the aggregate gross unrealized depreciation is $16,647,094, resulting in net unrealized appreciation of $243,108,671.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $881,222,849).........  $1,124,331,520
Cash....................................         327,914
Receivable for:
    Investments sold....................      26,861,630
    Shares of beneficial interest
     sold...............................       8,230,239
    Dividends...........................          57,448
    Interest............................          22,250
Deferred organizational expenses........          41,630
Prepaid expenses and other assets.......         244,560
                                          --------------
    TOTAL ASSETS........................   1,160,117,191
                                          --------------
LIABILITIES:
Payable for:
    Investments purchased...............      34,074,847
    Shares of beneficial interest
     repurchased........................       1,496,683
    Plan of distribution fee............         707,599
    Investment management fee...........         652,043
Accrued expenses and other payables.....         163,736
                                          --------------
    TOTAL LIABILITIES...................      37,094,908
                                          --------------
    NET ASSETS..........................  $1,123,022,283
                                          ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................    $811,367,739
Net unrealized appreciation.............     243,108,671
Accumulated net investment loss.........      (6,168,331)
Accumulated undistributed net realized
 gain...................................      74,714,204
                                          --------------
    NET ASSETS..........................  $1,123,022,283
                                          ==============
CLASS A SHARES:
Net Assets..............................     $18,072,425
Shares Outstanding (unlimited
 authorized, $.01 par value)............         819,834
    NET ASSET VALUE PER SHARE...........          $22.04
                                          ==============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
     asset value).......................          $23.26
                                          ==============
CLASS B SHARES:
                                          $1,066,320,160
Net Assets..............................
Shares Outstanding (unlimited                 49,218,948
 authorized, $.01 par value)............
    NET ASSET VALUE PER SHARE...........          $21.66
                                          ==============
CLASS C SHARES:
                                             $34,403,848
Net Assets..............................
Shares Outstanding (unlimited                  1,589,747
 authorized, $.01 par value)............
    NET ASSET VALUE PER SHARE...........          $21.64
                                          ==============
CLASS D SHARES:
                                              $4,225,850
Net Assets..............................
Shares Outstanding (unlimited                    190,317
 authorized, $.01 par value)............
    NET ASSET VALUE PER SHARE...........          $22.20
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended
September 30, 1999 (unaudited)
NET INVESTMENT LOSS:
INCOME
Interest.................................  $    922,274
Dividends (net of $7,578 foreign
 withholding tax)........................       343,101
                                           ------------
    TOTAL INCOME.........................     1,265,375
                                           ------------
EXPENSES
Plan of distribution fee (Class A
 shares).................................        14,310
Plan of distribution fee (Class B
 shares).................................     3,372,178
Plan of distribution fee (Class C
 shares).................................       109,452
Investment management fee................     3,158,745
Transfer agent fees and expenses.........       441,560
Registration fees........................       176,623
Shareholder reports and notices..........        65,504
Professional fees........................        33,137
Custodian fees...........................        32,032
Organizational expenses..................        17,969
Trustees' fees and expenses..............         7,132
Other....................................         5,064
                                           ------------
    TOTAL EXPENSES.......................     7,433,706
                                           ------------
    NET INVESTMENT LOSS..................    (6,168,331)
                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments..........................    83,853,680
    Foreign exchange transactions........        (5,352)
                                           ------------
    NET GAIN.............................    83,848,328
                                           ------------
    Net change in unrealized
     appreciation........................   136,389,458
                                           ------------
    NET GAIN.............................   220,237,786
                                           ------------
NET INCREASE.............................  $214,069,455
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                           FOR THE YEAR
                                                        FOR THE SIX           ENDED
                                                        MONTHS ENDED        MARCH 31,
                                                      SEPTEMBER 30, 1999       1999
---------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.................................    $   (6,168,331)    $ (4,787,630)
Net realized gain...................................        83,848,328      121,979,309
Net change in unrealized appreciation...............       136,389,458       44,883,484
                                                        --------------     ------------

    NET INCREASE....................................       214,069,455      162,075,163
                                                        --------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
GAIN:
Class A shares......................................        (1,161,813)         (70,594)
Class B shares......................................       (99,299,433)     (35,107,622)
Class C shares......................................        (2,519,373)        (186,602)
Class D shares......................................          (229,470)        (143,401)
                                                        --------------     ------------

    TOTAL DISTRIBUTIONS.............................      (103,210,089)     (35,508,219)
                                                        --------------     ------------

Net increase from transactions in shares of
 beneficial interest................................       411,587,210      204,706,149
                                                        --------------     ------------

    NET INCREASE....................................       522,446,576      331,273,093

NET ASSETS:
Beginning of period.................................       600,575,707      269,302,614
                                                        --------------     ------------
    END OF PERIOD
    (Including a net investment loss of $6,168,331
    and $0, respectively)...........................    $1,123,022,283     $600,575,707
                                                        ==============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $23,010,793 at September 30, 1999.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended September 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $7,836, $423,878, and $11,693, respectively and received $152,396 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1999 aggregated $1,138,560,779 and $805,543,819, respectively.

For the six months ended September 30, 1999, the Fund incurred brokerage commissions of $86,240 with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1999, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $381,588 and $1,253,906, respectively.

As of the six months ended September 30, 1999, the Fund incurred brokerage commissions of $77,000 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

5. FEDERAL INCOME TAX STATUS

As of March 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                  FOR THE YEAR
                                                                     MONTHS ENDED                     ENDED
                                                                  SEPTEMBER 30, 1999             MARCH 31, 1999
                                                              --------------------------   ---------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
CLASS A SHARES
Sold........................................................   1,236,184   $  25,998,950       794,860   $  13,534,680
Reinvestment of distributions...............................      57,054       1,109,701         4,724          68,291
Redeemed....................................................    (746,604)    (15,672,255)     (541,066)     (9,175,146)
                                                              ----------   -------------   -----------   -------------
Net increase - Class A......................................     546,634      11,436,396       258,518       4,427,825
                                                              ----------   -------------   -----------   -------------
CLASS B SHARES
Sold........................................................  20,565,725     426,005,805    20,256,885     326,607,844
Reinvestment of distributions...............................   4,877,270      93,350,967     2,344,073      32,974,532
Redeemed....................................................  (6,823,038)   (140,295,016)  (11,182,276)   (169,607,131)
                                                              ----------   -------------   -----------   -------------
Net increase - Class B......................................  18,619,957     379,061,756    11,418,682     189,975,245
                                                              ----------   -------------   -----------   -------------
CLASS C SHARES
Sold........................................................   1,135,739      23,523,660       902,795      14,998,830
Reinvestment of distributions...............................     125,773       2,406,021        12,281         175,587
Redeemed....................................................    (298,079)     (6,149,603)     (306,601)     (5,003,784)
                                                              ----------   -------------   -----------   -------------
Net increase - Class C......................................     963,433      19,780,078       608,475      10,170,633
                                                              ----------   -------------   -----------   -------------
CLASS D SHARES
Sold........................................................     405,615       8,452,268       370,541       5,507,461
Reinvestment of distributions...............................       7,782         152,292           691           9,984
Redeemed....................................................    (349,304)     (7,295,580)     (349,365)     (5,384,999)
                                                              ----------   -------------   -----------   -------------
Net increase - Class D......................................      64,093       1,308,980        21,867         132,446
                                                              ----------   -------------   -----------   -------------
Net increase in Fund........................................  20,194,117   $ 411,587,210    12,307,542   $ 204,706,149
                                                              ==========   =============   ===========   =============

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited) continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 1999, there were no outstanding forward foreign currency contracts.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                             FOR THE PERIOD
                                                                 FOR THE SIX              FOR THE YEAR       JULY 28, 1997*
                                                                 MONTHS ENDED                ENDED              THROUGH
                                                              SEPTEMBER 30, 1999         MARCH 31, 1999      MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $19.23                   $14.02              $11.43
                                                                    ------                   ------              ------

Income (loss) from investment operations:
 Net investment loss........................................         (0.09)                   (0.11)              (0.08)
 Net realized and unrealized gain...........................          5.67                     7.04                2.67
                                                                    ------                   ------              ------

Total income from investment operations.....................          5.58                     6.93                2.59
                                                                    ------                   ------              ------

Less distributions from net realized gain...................         (2.77)                   (1.72)                 --
                                                                    ------                   ------              ------

Net asset value, end of period..............................        $22.04                   $19.23              $14.02
                                                                    ======                   ======              ======

TOTAL RETURN+...............................................         30.92%(1)                54.33%              22.66%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.17%(2)(3)              1.24%(3)            1.27%(2)

Net investment loss.........................................         (0.87)%(2)(3)            (0.74)%(3)          (0.93)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $18,072                   $5,253                $206

Portfolio turnover rate.....................................            99%                     419%                218%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                                                 FOR THE PERIOD
                                            FOR THE SIX                  FOR THE YEAR ENDED MARCH 31,          NOVEMBER 28, 1995*
                                            MONTHS ENDED             ------------------------------------           THROUGH
                                        SEPTEMBER 30, 1999++          1999++       1998**++        1997          MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                            (unaudited)
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period...............................           $18.99                $13.94        $ 8.94        $10.67             $10.00
                                                 ------                ------        ------        ------             ------

Income (loss) from investment
 operations:
 Net investment loss..................            (0.06)                (0.22)        (0.18)        (0.13)             (0.01)
 Net realized and unrealized gain
   (loss).............................             5.50                  6.99          5.18         (1.60)              0.69
                                                 ------                ------        ------        ------             ------

Total income (loss) from investment
 operations...........................             5.44                  6.77          5.00         (1.73)              0.68
                                                 ------                ------        ------        ------             ------

Less dividends and distributions:
 In excess of net investment income...               --                    --            --            --              (0.01)
 From net realized gain...............            (2.77)                (1.72)           --            --                 --
                                                 ------                ------        ------        ------             ------

Total dividends and distributions.....            (2.77)                (1.72)           --            --              (0.01)
                                                 ------                ------        ------        ------             ------

Net asset value, end of period........           $21.66                $18.99        $13.94        $ 8.94             $10.67
                                                 ======                ======        ======        ======             ======

TOTAL RETURN+.........................            30.55%(1)             53.44%        56.10%       (16.31)%             6.77%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................             1.74%(2)(3)           1.95%(3)      2.05%         2.01%              2.31%(2)

Net investment loss...................            (1.44)%(2)(3)         (1.45)%(3)    (1.54)%       (1.16)%            (0.51)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands............................       $1,066,320              $580,994      $267,384      $213,726           $207,321

Portfolio turnover rate...............               99%                  419%          218%          132%                 8%(1)

---------------------
 *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                                             FOR THE PERIOD
                                                                 FOR THE SIX              FOR THE YEAR       JULY 28, 1997*
                                                                 MONTHS ENDED                ENDED              THROUGH
                                                              SEPTEMBER 30, 1999         MARCH 31, 1999      MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $18.98                    $13.94             $11.43
                                                                    ------                    ------             ------

Income (loss) from investment operations:
 Net investment loss........................................         (0.17)                    (0.24)             (0.14)
 Net realized and unrealized gain...........................          5.60                      7.00               2.65
                                                                    ------                    ------             ------

Total income from investment operations.....................          5.43                      6.76               2.51
                                                                    ------                    ------             ------

Less distributions from net realized gain...................         (2.77)                    (1.72)                --
                                                                    ------                    ------             ------

Net asset value, end of period..............................        $21.64                    $18.98             $13.94
                                                                    ======                    ======             ======

TOTAL RETURN+...............................................         30.50%(1)                 53.36%             21.96%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.92%(2)(3)               2.01%(3)           2.05%(2)

Net investment loss.........................................         (1.62)%(2)(3)             (1.51)%(3)         (1.72)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $34,404                   $11,890               $249

Portfolio turnover rate.....................................            99%                      419%               218%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                                                 FOR THE PERIOD
                                                                        FOR THE SIX           FOR THE YEAR       JULY 28, 1997*
                                                                        MONTHS ENDED             ENDED              THROUGH
                                                                     SEPTEMBER 30, 1999      MARCH 31, 1999      MARCH 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
                                                                        (unaudited)
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................               $19.33                $14.03              $11.43
                                                                           ------                ------              ------

Income (loss) from investment operations:
 Net investment loss........................................                (0.07)                (0.08)              (0.07)
 Net realized and unrealized gain...........................                 5.71                  7.10                2.67
                                                                           ------                ------              ------

Total income from investment operations.....................                 5.64                  7.02                2.60
                                                                           ------                ------              ------

Less distributions from net realized gain...................                (2.77)                (1.72)                 --
                                                                           ------                ------              ------

Net asset value, end of period..............................               $22.20                $19.33              $14.03
                                                                           ======                ======              ======

TOTAL RETURN+...............................................                31.08%(1)             54.96%              22.75%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................                 0.92%(2)(3)           1.01%(3)            1.04%(2)

Net investment loss.........................................                (0.62)%(2)(3)         (0.51)%(3)          (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................               $4,226                $2,440              $1,464

Portfolio turnover rate.....................................                   99%                  419%                218%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Guy G. Rutherford, Jr.
Vice President

Glen H. Frey
Assistant Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the Prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
INFORMATION FUND


Semiannual Report
September 30, 1999